Principal Funds, Inc.
Supplement dated October 2, 2025
to the Prospectus dated March 1, 2025
(as previously supplemented)
This supplement updates information contained in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR PRINCIPAL LIFETIME 2015 FUND
In the Principal Investment Strategies section, delete the fourth paragraph in its entirety and replace with the following:
The underlying funds invest in growth and value stocks of large market capitalization companies, fixed-income securities, domestic and foreign securities, securities denominated in foreign currencies, investment companies, securitized products, U.S. government and U.S. government-sponsored securities, and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps), and forwards in order to gain exposure to a variety of securities or asset classes or attempt to reduce risk.
In the Principal Risks section, delete Smaller Companies Risk under the Equity Securities Risk.

SUMMARY FOR PRINCIPAL LIFETIME HYBRID 2015 FUND
In the Principal Investment Strategies section, delete the fourth paragraph in its entirety and replace with the following:
The underlying funds invest in growth and value stocks of large market capitalization companies, fixed-income securities, domestic and foreign securities, securities denominated in foreign currencies, investment companies (including index funds), securitized products, U.S. government and U.S. government-sponsored securities, and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps), and forwards in order to gain exposure to a variety of securities or asset classes or attempt to reduce risk.
In the Principal Risks section, delete Smaller Companies Risk under the Equity Securities Risk.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
In the column of the Investment Strategy and Risks Table for both Principal LifeTime 2015 Fund and Principal LifeTime Hybrid 2015 Fund, delete the row for Smaller Companies.
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